                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12

                         FIRST UNITED BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

(BW)(FIRST-UNITED)(UNTD) First United Bancshares, Inc. Announces Second Quarter Results

         Business Editors

         EL DORADO, Ark.--(BUSINESS WIRE)--July 17, 2000--James V. Kelley, Chairman, President and Chief Executive Officer of First United Bancshares, Inc. (NASDAQ/NMS: UNTD), has reported financial results for the quarter ended June 30, 2000.

         Net income before merger-related expenses was $8.8 million or $0.35 per share for the three months ended June 30, 2000 as compared to $8.4 million or $0.33 per share for the same period last year. Including merger-related expenses, net income for the quarter ended June 30, 2000 was $8.1 million or $0.32 per share.

         Net income before merger-related expenses was $17.3 million or $0.68 per share for the first six months of 2000 as compared to $16.5 million or $0.65 per share for the same period in 1999. Net income including merger-related expenses for the six months ended June 30, 2000 was $16.6 million or $0.65 per share.

         "Second quarter earnings before deducting merger-related expenses were again right on target and show a $0.02 per share increase from 1999," stated Kelley. "This is also an increase in earnings of $0.01 per share over the first quarter of 2000."

         Total assets at the end of the period were $2.68 billion, an increase of approximately 5.6% when compared with $2.54 billion at June 30, 1999.

         Total deposits at June 30, 2000 were $2.21 billion, while total gross loans for the same period were $1.55 billion.

         The annualized return on average assets for the six months period was 1.23% and return on average equity was 12.02% on an annualized basis, compared with 1.33% and 13.01%, respectively, for the same period in 1999.

         Shareholders' equity rose approximately 4.3% to $267.5 million at June 30, 2000 compared with $256.5 million at June 30, 1999.

         Book value per share at June 30, 1999 was $10.57 compared with $10.14 at June 30 of last year.

         First United is a multi-bank holding company with a non-bank subsidiary, First United Trust Company, N.A., serving 39 communities in Arkansas, Texas and Louisiana.

         First United has signed a definitive agreement to merge with BancorpSouth, Inc., a $5.8 billion bank holding company located in Tupelo, Mississippi. Also, First United has signed a definitive agreement to purchase Texarkana First Financial Corporation, the parent company of First Federal Savings & Loan in Texarkana, Arkansas which has assets of $206 million.

         First United's stock is listed on the NASDAQ National Market System under the symbol "UNTD."

            FIRST UNITED BANCSHARES, INC. CONSOLIDATED BALANCE SHEET



               (DOLLARS IN THOUSANDS)


                                                                  JUNE 30,

                                                           2000              1999
ASSETS

CASH AND DUE FROM BANKS                               $     93,961      $     80,881
SHORT-TERM INVESTMENTS                                      18,734            57,189
SECURITIES AVAILABLE-FOR-SALE                              739,850           751,553
INVESTMENT SECURITIES                                      188,336           203,358
TOTAL LOANS                                              1,554,341         1,372,501
UNEARNED DISCOUNT                                           (3,024)           (4,696)
ALLOWANCE FOR LOAN LOSSES                                  (19,181)          (17,636)
NET LOANS                                                1,532,136         1,350,169
PREMISES AND EQUIPMENT                                      42,483            42,374
GOODWILL                                                    14,883             9,787
OTHER REAL ESTATE                                            2,959             1,803
OTHER ASSETS                                                46,027            39,702
                                                      ------------      ------------
TOTAL ASSETS                                          $  2,679,369      $  2,536,816

LIABILITIES
DEPOSITS:
DEMAND                                                $    353,542      $    315,060
SAVINGS AND INTEREST-BEARING DEMAND                        611,466           585,283
TIME                                                     1,245,742         1,223,445
TOTAL DEPOSITS                                           2,210,750         2,123,788
SHORT-TERM BORROWINGS                                      151,736           110,322
OTHER LIABILITIES                                           10,853            23,419
NOTES PAYABLE                                               38,531            22,775
                                                      ------------      ------------
TOTAL LIABILITIES                                        2,411,870         2,280,304

CAPITAL ACCOUNTS
PREFERRED STOCK (PAR  VALUE OF $1.00;
 500 SHARES AUTHORIZED IN 1999 AND
 1998, NONE OUTSTANDING)                                         0                 0
COMMON STOCK (PAR VALUE OF $1.00;
 50,000 SHARES AUTHORIZED; 25,297
 AND 25,294 SHARES ISSUED AND
 OUTSTANDING IN 2000 AND 1999,
 RESPECTIVELY)                                              25,297            25,294
SURPLUS                                                     26,665            26,610
UNDIVIDED PROFITS                                          231,556           211,142
ACCUMULATED OTHER COMPREHENSIVE INCOME                     (16,019)           (6,534)
                                                      ------------      ------------
TOTAL CAPITAL ACCOUNTS                                     267,499           256,512

TOTAL LIABILITIES AND CAPITAL ACCOUNTS                $  2,679,369      $  2,536,816

         FIRST UNITED BANCSHARES, INC. CONSOLIDATED STATEMENT OF INCOME


(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   THREE MONTHS ENDED

                                                        JUNE 30,

                                                2000                1999
INTEREST INCOME
INTEREST AND FEES ON LOANS                 $     34,150      $     30,241
INTEREST ON SECURITIES - TAXABLE                 12,795            11,556
                        - NON-TAXABLE             1,946             1,892
INTEREST ON FEDERAL FUNDS SOLD AND
 SECURITIES PURCHASED UNDER AGREEMENTS
 TO RESELL                                          445               734
INTEREST ON DEPOSITS IN BANKS                       173               244
                                           ------------      ------------
TOTAL INTEREST INCOME                            49,509            44,667

INTEREST EXPENSE
INTEREST ON DEPOSITS                             21,376            18,851
INTEREST ON FEDERAL FUNDS PURCHASED
 AND SECURITIES SOLD UNDER AGREEMENTS
 TO REPURCHASE                                    2,161               996
INTEREST ON NOTES PAYABLE                           228               346
                                           ------------      ------------
TOTAL INTEREST EXPENSE                           23,765            20,193

NET INTEREST INCOME                              25,744            24,474
PROVISION FOR LOAN LOSSES                           263               487
                                           ------------      ------------
NET INTEREST INCOME AFTER
 PROVISION FOR LOAN LOSSES                       25,481            23,987

OTHER INCOME
SERVICE CHARGES ON DEPOSIT ACCOUNTS               2,985             2,630
TRUST INCOME                                        660               645
SECURITY GAINS (LOSSES)                              (7)               26
OTHER OPERATING INCOME                            1,348             1,417
                                           ------------      ------------
TOTAL OTHER INCOME                                4,986             4,718

OTHER EXPENSE
SALARIES                                          7,507             6,964
PENSION AND OTHER EMPLOYEE BENEFITS               2,301             2,152
NET OCCUPANCY EXPENSE                             1,355             1,291
EQUIPMENT EXPENSE                                 1,098             1,109
DATA PROCESSING EXPENSE                           1,000             1,120
MERGER-RELATED EXPENSES                             793                 0
OTHER OPERATING EXPENSES                          4,463             4,062
                                           ------------      ------------
TOTAL OTHER EXPENSE                              18,517            16,698

INCOME BEFORE INCOME TAX EXPENSE                 11,950            12,007
INCOME TAX EXPENSE                                3,887             3,625
                                           ------------      ------------
NET INCOME                                 $      8,063      $      8,382
                                           ------------      ------------
EARNINGS PER SHARE:
 BASIC                                     $       0.32      $       0.33
                                           ------------      ------------
 DILUTED                                   $       0.32      $       0.33
                                           ------------      ------------
CASH DIVIDENDS PER SHARE                   $      0.145      $      0.125
                                           ------------      ------------
AVERAGE SHARES ISSUED AND OUTSTANDING            25,297            25,294

         FIRST UNITED BANCSHARES, INC. CONSOLIDATED STATEMENT OF INCOME


(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    SIX MONTHS ENDED

                                                        JUNE 30,

                                                 2000            1999
INTEREST INCOME
INTEREST AND FEES ON LOANS                 $     67,181     $     60,405
INTEREST ON SECURITIES - TAXABLE                 25,194           22,891
                        - NON-TAXABLE             3,876            3,762
INTEREST ON FEDERAL FUNDS SOLD AND
 SECURITIES PURCHASED UNDER AGREEMENTS
 TO RESELL                                        1,232            1,616
INTEREST ON DEPOSITS IN BANKS                       423              448
                                           ------------     ------------
TOTAL INTEREST INCOME                            97,906           89,122

INTEREST EXPENSE
INTEREST ON DEPOSITS                             42,016           37,776
INTEREST ON FEDERAL FUNDS PURCHASED
 AND SECURITIES SOLD UNDER AGREEMENTS
 TO REPURCHASE                                    3,873            1,831
INTEREST ON NOTES PAYABLE                           446              693
                                           ------------     ------------
TOTAL INTEREST EXPENSE                           46,335           40,300

NET INTEREST INCOME                              51,571           48,822
PROVISION FOR LOAN LOSSES                         1,565            1,275
                                           ------------     ------------
NET INTEREST INCOME AFTER
 PROVISION FOR LOAN LOSSES                       50,006           47,547

OTHER INCOME
SERVICE CHARGES ON DEPOSIT ACCOUNTS               5,780            5,025
TRUST INCOME                                      1,310            1,264
SECURITY GAINS (LOSSES)                             153              213
OTHER OPERATING INCOME                            2,706            2,994
                                           ------------     ------------
TOTAL OTHER INCOME                                9,949            9,496

OTHER EXPENSE
SALARIES                                         14,926           13,934
PENSION AND OTHER EMPLOYEE BENEFITS               4,625            4,290
NET OCCUPANCY EXPENSE                             2,692            2,558
EQUIPMENT EXPENSE                                 2,186            2,178
DATA PROCESSING EXPENSE                           2,060            2,299
MERGER-RELATES EXPENSES                             793                0
OTHER OPERATING EXPENSE                           8,802            8,089
                                           ------------     ------------
TOTAL OTHER EXPENSE                              36,084           33,348

INCOME BEFORE INCOME TAX EXPENSE                 23,871           23,695
INCOME TAX EXPENSE                                7,317            7,190
                                           ------------     ------------
NET INCOME                                 $     16,554     $     16,505
                                           ------------     ------------
EARNINGS PER SHARE:
 BASIC                                     $       0.65     $       0.65
                                           ------------     ------------
 DILUTED                                   $       0.65     $       0.65
                                           ------------     ------------
CASH DIVIDENDS PER SHARE                   $       0.27     $       0.24
                                           ------------     ------------
AVERAGE SHARES ISSUED AND OUTSTANDING            25,297           25,294

          FIRST UNITED BANCSHARES, INC. SELECTED FINANCIAL INFORMATION




(DOLLARS IN THOUSANDS)                                      SIX MONTHS ENDED
                                                                 JUNE 30,

                                                           2000              1999
SELECTED AVERAGE BALANCES
TOTAL ASSETS                                          $  2,698,986      $  2,506,687
EARNING ASSETS                                           2,524,002         2,355,999
LOANS, NET OF UNEARNED INCOME                            1,508,468         1,328,588
TOTAL SECURITIES                                           930,669           924,054
TOTAL DEPOSITS                                           2,252,514         2,136,709
SHAREHOLDERS' EQUITY                                       277,018           255,924

SELECTED PERIOD END DATA
TOTAL ASSETS                                          $  2,679,369      $  2,536,816
SECURITIES AVAILABLE-FOR-SALE                              739,850           751,553
INVESTMENT SECURITIES                                      188,336           203,358
LOANS, NET                                               1,532,136         1,350,069
TOTAL DEPOSITS                                           2,210,750         2,123,788
SHAREHOLDERS' EQUITY                                       267,499           256,512
BOOK VALUE PER SHARE                                         10.57             10.14
TANGIBLE BOOK VALUE PER SHARE                                10.62             10.01
NON-ACCRUAL LOANS                                           13,647            10,535
LOANS PAST DUE 90 DAYS+                                      4,478             2,490
RESTRUCTURED LOANS                                             971               754
TOTAL NONPERFORMING LOANS                                   19,096            13,779
GROSS CHARGE-OFFS                                            1,094               954
RECOVERIES                                                     472               317

PERFORMANCE RATIOS
RETURN ON AVERAGE ASSETS                                      1.23%             1.33%
RETURN ON AVERAGE EQUITY                                     12.02%            13.01%
NET INTEREST MARGIN (FTE)                                     4.30%             4.36%
ALLOWANCE FOR LOAN LOSSES TO LOANS                            1.23%             1.29%
EQUITY TO ASSETS                                             10.52%            10.34%
LEVERAGE RATIO                                               10.02%            10.00%
TOTAL RISK-BASED CAPITAL                                     17.11%            18.01%
TIER I RISK-BASED CAPITAL RATIO                              15.97%            16.83%
NONPERFORMING LOANS TO TOTAL LOANS                            1.23%             1.00%
NET CHARGE-OFFS (RECOVERIES) TO
 AVERAGE LOANS, NET OF UNEARNED INCOME                         .04%              .05%
EFFICIENCY RATIO (INCLUDES GOODWILL AMORTIZATION)            55.38%            55.20%

MISCELLANEOUS
NET INTEREST INCOME (FTE)                             $     53,933      $     50,918
INTANGIBLE ASSETS - GOODWILL                                14,883             9,787
PURCHASED MORTGAGE SERVICING RIGHTS                            545               740
MORTGAGE LOAN SERVICING PORTFOLIO                          109,559           130,454
TOTAL TRUST ASSETS (IN MILLIONS)
 -DISCRETIONARY                                            481,688           463,060
 -NON-DISCRETIONARY                                        143,778           137,131
 -BOND ISSUES                                               99,246            66,354
TIER I CAPITAL                                             268,635           253,259
TIER II CAPITAL                                             19,181            17,736
RISK WEIGHTED ASSETS                                     1,681,754         1,504,684
COMMON STOCK CLOSING PRICE (NASDAQ)                         15.188            18.625


         -- 30 --

         CONTACT: FIRST UNITED BANCSHARES, INC., EL DORADO JOHN G. COPELAND, 870/863-3181
                           jcopeland@firstunitedbanks.com

         KEYWORD:          ARKANSAS TEXAS LOUISIANA
         INDUSTRY KEYWORD:                  BANKING EARNINGS

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are "forward-looking statements" within the meaning of
Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology, such as "anticipate," "believe," "estimate," "expect," "may," "might," "will," "would," or "intend." These forward-looking statements include, without limitation, those relating to the benefits, prospects and completion of the merger. We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, failure or delay in obtaining required shareholder or regulatory approvals, the companies' failure to consummate the merger, inability to successfully integrate the companies after the merger, materially adverse changes in the companies' financial conditions, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, the ability of First United to compete with other financial services companies, changes in First United's operating or expansion strategy, geographic concentration of First United's assets, the ability of First United to attract, train, and retain qualified personnel, the ability of First United to effectively market its services and products, First United's dependence on existing sources of funding, and other factors generally understood to affect the financial results of financial service companies, and other risks detailed from time to time in First United's news releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

This news release may be deemed to be solicitation material with respect to the proposed merger of Texarkana First Financial Corporation ("Texarkana First Financial") and First United and the proposed merger of BancorpSouth, Inc. ("BancorpSouth") and First United. First United and its directors may be deemed to be participants in the solicitation of proxies with respect to the shareholders meetings to be held in connection with such mergers. Information concerning the participants in the solicitation is set forth in the definitive proxy statement filed by First United with the Securities and Exchange Commission on April 19, 2000 for its 2000 annual meeting of shareholders. James
V. Kelley, the Chairman, President and CEO, and a director, of First United has entered into a Stock Bonus Agreement and Change of Control Agreement with BancorpSouth which will be effective upon closing of the merger with BancorpSouth. In connection with the proposed merger of Texarkana First Financial and First United, Texarkana First Financial will file a proxy statement with the Securities and Exchange Commission. Shareholders of Texarkana First Financial are encouraged to read the proxy statement, because it will contain important information about the merger of Texarkana First Financial and First United. After the proxy statement is filed with the SEC, it will be provided to the Texarkana First Financial shareholders in connection with their shareholders meeting and will be available free of charge, both on the SEC's web site (www.sec.gov) and from Texarkana First Financial's corporate secretary. In connection with the proposed merger of BancorpSouth and First United, BancorpSouth has filed a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and First United are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the merger of BancorpSouth and First United. The registration statement is available free of charge, both on the SEC's web site (www.sec.gov) and from BancorpSouth's and First United's corporate secretaries.